UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2016

INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Greatbatch, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2016, Greatbatch, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to change its name to Integer Holdings Corporation.

Effective July 1, 2016, the Company’s common stock trades under the new ticker symbol “ITGR” on the New York Stock Exchange with the new CUSIP number of 45826H 109. Outstanding stock certificates representing shares of common stock of the Company will continue to be valid and need not be exchanged in connection with the name change.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	July 1, 2016	INTEGER HOLDINGS CORPORATION

		By:	/s/ Timothy G. McEvoy
Name: Timothy G. McEvoy
Title: Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.